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                                   AGREEMENT

         AGREEMENT, dated as of January 30, 1997, between HEALTHCARE IMAGING SERVICES, INC., a Delaware corporation ("HIS"), and ELLIOTT H. VERNON, the Chairman, President and Chief Executive Officer of HIS ("EHV").

                             W I T N E S S E T H :

         WHEREAS, HIS and EHV are parties to a restricted stock award agreement, dated as of February 1, 1996 (the "Restricted Stock Award Agreement;" all capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Restricted Stock Award Agreement); and

         WHEREAS, HIS and EHV wish to revise certain of the terms and provisions of the Restricted Stock Award Agreement upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Subject to the provisions of Section 2 hereof, Section 2 of the Restricted Stock Award Agreement is hereby revised by deleting the January 31, 1997 date in clause (y) of the second sentence of such section and inserting "January 31, 1998" in its place. Accordingly (subject to the provisions of Section 2 hereof), all of the Shares subject to the Restricted Stock Award will vest upon the consummation of an Acquisition by January 31, 1998 (or will be forfeited in the event of such non-consummation).

         2. The foregoing revision of the Restricted Stock Award Agreement is subject to the ratification and approval of such revision by HIS' stockholders, which ratification and approval will be presented to HIS' stockholders at their next regularly scheduled annual meeting.

         3. Except as set forth herein, the Restricted Stock Award Agreement shall remain in full force and effect.

         4. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective successors, assigns, heirs and personal representatives.

         5. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the internal laws of the State of New Jersey, without regard to its conflicts of law rules.

         6. This Agreement may be executed in one or more counterparts, which together shall constitute one agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                            HEALTHCARE IMAGING SERVICES, INC.


                                            By:  /s/ Elliott H. Vernon
                                                -------------------------------
                                                     Name:
                                                     Title:


                                            /s/ Elliott H. Vernon
                                            -----------------------------------
                                            ELLIOTT H. VERNON


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